UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 23, 2024

HPS CORPORATE LENDING FUND

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01431	87-6391045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 33rd Floor
New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-287-6767

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 25, 2024, HPS Corporate Lending Fund (the “Fund”) entered into that certain Amendment No. 2 to the Credit Agreement (the “Amendment”) among the Fund, as servicer, HLEND Holdings B, L.P., as borrower (the “Borrower”), Bank of America, N.A., as administrative agent, U.S. Bank Trust Company, National Association, as collateral administrator, U.S. Bank National Association, as collateral custodian, and the lenders party thereto, amending that certain Credit Agreement, dated as of July 19, 2022, among the Borrower, the Fund, as servicer, the lenders from time to time party thereto, Bank of America, N.A., and other parties thereto (as amended by the Amendment, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

The Amendment provides for, among other things, an increase in the aggregate commitments of the lenders under the Credit Agreement from $1,000,000,000 to $1,250,000,000 and an extension of the Availability Period from July 2025 to January 2027 and the Maturity Date from July 2027 to January 2029. In addition, the Amendment provides that Daily Simple CORRA will be used as the benchmark for loans denominated in Canadian Dollars, and adjusts the definition of Applicable Rate such that the Applicable Rate is calculated as the greater of (x) (i) 2.00% multiplied by the balance of all Broadly Syndicated Loans, plus 2.40% multiplied by the balance of Large Corporate Loans, plus 2.65% multiplied by the balance of all other eligible collateral assets, divided by (ii) the balance of all eligible collateral assets and (y) 2.35%.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of Direct Financial Obligation.

The information included under Item 1.01 above regarding the Amendment is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On January 23, 2024, the Fund priced an offering of $550,000,000 in aggregate principal amount of its 6.750% notes due 2029 (the “Notes”) in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The Notes will mature on January 30, 2029 and may be redeemed in whole or in part at the Fund’s option at any time prior to December 30, 2028 at par value plus a “make-whole” premium and at par value on December 30, 2028 or thereafter. The offering is expected to close on January 30, 2024, subject to customary closing conditions.

The Fund expects to use the net proceeds of the offering to make investments in accordance with its investment strategy and policies, to reduce borrowings and repay indebtedness incurred under various financing agreements the Fund has entered into and for general corporate purposes of the Fund and its subsidiaries.

This announcement does not constitute an offer to sell or a solicitation of an offer to buy any of the Notes, nor shall there be any offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements about the Fund’s business, including, in particular, statements about the Fund’s plans, strategies and objectives. You can generally identify forward-looking statements by the Fund’s use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. These statements include the Fund’s plans and objectives for future operations, including plans and objectives relating to future growth, availability of funds and dividends/earnings, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond the Fund’s control. Although the Fund believes the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and the Fund’s actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements. In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by the Fund or any other person that the Fund’s objectives and plans, which the Fund considers to be reasonable, will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this report. Moreover, the Fund assumes no duty and does not undertake to update the forward-looking statements. You are advised to consult any additional disclosures that the Fund makes directly to you or through reports that the Fund has filed or in the future files with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment No. 2 to Credit Agreement, dated as of January 25, 2024, by and among HPS Corporate Lending Fund, as servicer, HLEND Holdings B, L.P., as borrower, Bank of America, N.A., as administrative agent, U.S. Bank Trust Company, National Association, as collateral administrator, U.S. Bank National Association, as collateral custodian, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, HPS Corporate Lending Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPS CORPORATE LENDING FUND

Date: January 26, 2024	By:	/s/ Robert Busch
	Name:	Robert Busch
	Title:	Chief Financial Officer and Principal Accounting Officer